REVA Medical Corporate Presentation June 2018 ©2018 REVA Medical CC100021 Rev. H Exhibit 99.1

Important Notice Not an Offer for Securities This presentation does not constitute an offer, invitation, solicitation or recommendation with respect to the purchase or sale of any security in the Company nor does it constitute financial product advice nor take into account your investment objectives, taxation situation, financial situation or needs. An investor must not act on the basis of any matter contained in this presentation but must make its own assessment of the Company and conduct its own investigations and analysis.   Information is a Synopsis Only This presentation only contains a synopsis of information on the Company and, accordingly, no reliance may be placed for any purpose whatsoever on the sufficiency or completeness of such information. Information presented in this presentation is subject to change without notice and REVA does not have any responsibility or obligation to inform you of any matter arising or coming to their notice after the date of this presentation, which may affect any matter in the presentation. Forward-Looking Statements This presentation contains or may contain forward-looking statements that are based on management's beliefs, assumptions and expectations and on information currently available to management. All statements that are not statements of historical fact, including those statements that address future operating performance and events or developments that we expect or anticipate will occur in the future, are forward-looking statements, such as those statements regarding the projections and timing surrounding our plans to commence commercial operations and sell products, conduct clinical trials, develop pipeline products, incur losses from operations, list our securities for sale on a U.S. stock exchange, and assess and obtain future financings for operating and capital requirements. Readers should not place undue reliance on forward-looking statements. Although management believes forward-looking statements are reasonable as and when made, forward-looking statements are subject to a number of risks and uncertainties that may cause actual results to vary materially from those expressed in forward-looking statements, including the risks and uncertainties that are described in the "Risk Factors" section of our Annual Report on Form 10-K filed with the US Securities and Exchange Commission (the “SEC”) on March 7, 2018, and as may be updated in our periodic reports thereafter. Any forward-looking statements in this presentation speak only as of the date when made. REVA does not assume any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Disclaimer This presentation and any supplemental materials have been prepared by the Company based on available information. The information contained in this presentation is an overview and does not contain all information necessary to make an investment decision. Although reasonable care has been taken to ensure the facts stated in this presentation are accurate and that the opinions expressed are fair and reasonable, no representation or warranty, express or implied, is made as to the fairness, accuracy, completeness, or correctness of such information and opinions and no reliance should be placed on such information or opinions. To the maximum extent permitted by law, none of the Company, or any of its members, directors, officers, employees, or agents or advisers, nor any other person accepts any liability whatsoever for any loss, however arising, from the use of the presentation or its contents or otherwise arising in connection with it, including, without limitation, any liability arising from fault or negligence on the part of the Company or any of its directors, officers, employees, or agents. Fantom, Fantom Encore, and Tyrocore are trademarks of REVA Medical, Inc.

REVA Medical is a leader in bioresorbable polymer technologies for vascular applications Commercializing a proprietary product for Coronary Artery Disease and pursuing Peripheral Artery Disease and Embolic therapies

REVA's Disruptive Technology

Tyrocore™

- Proprietary bioresorbable polymer
- Uniquely designed for vascular scaffold applications
- Derived from naturally occurring tyrosine amino acid
- Covalently bound iodine for radiopacity
- Patent protection for 19 biomaterial polymer families
- Polymer properties are tailorable to meet a clinical application by modifying:
  - Strength
  - Flexibility
  - Degradation time
  - Drug delivery profile

Vascular Applications



$4B
Market
Coronary Artery Disease
$1.3B
Market Potential
Embolic Particles
$2.1B
Market Potential
Peripheral Artery Disease, Above the Knee
$1.5B
Market Potential
Peripheral Artery Disease, Below the Knee

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© 2018 REVA Medical.
Sources: CAD Market: JP Morgan Equity Research Interventional Cardiology Market Model Dec. 2016; PAD Markets: BTK: Nehler M, et al. Epidemiology of peripheral arterial disease and critical limb ischemia in an insured national population. JVS 2014.; ATK: Murabito J, et al. Temporal trends in the incidence of intermittent claudication from 1950-99. AJE 2005.; Population data from United Nations online database.; Embolics: Market Research Engine, 2017.

REVA

The Problem: Coronary Artery Disease Cardiovascular Disease is the leading cause of death globally1 1. Source: World Health Organization Factsheet, May 2017. http://www.who.int/mediacentre/factsheets/fs317/en/ https://www.cdc.gov/heartdisease/facts.htm Coronary Artery Disease (CAD) is the most common type of heart disease CAD occurs when a build-up of plaque in a coronary artery blocks the flow of blood to the heart muscle Treatments for CAD aim to restore blood flow through the blocked artery

Evolution of Treatments for CAD Open Heart Surgery CABG 1960s Balloon Angioplasty 1970s Bare Stents 1990s 2002 Drug-Eluting Stents (DES) History of rapid innovation

Global Coronary Stent Market WW Market Share Abbott (Xience Sierra) 32% Boston Scientific (Synergy) 33% Medtronic (Resolute Oynx) 28% Other 7% Market data source: Year 2017, JP Morgan Equity Research Interventional Cardiology Market Model Feb. 2018. ~$4 BILLION US: $1.4B Japan: $440M Europe & Asia: $2.1B Large and Profitable “The good news about those [CRM and stent] businesses is, they are extremely profitable and they generate high cash flows.” Miles White, CEO Abbott, Q2 2017 Earnings Call

Large and Rapid Market Share Disruptions with New Technology Introductions Source: JP Morgan Equity Research Interventional Cardiology Market Model Dec. 2016. BMS 1st Gen BMS 2nd Gen DES 1st Gen DES 2nd Gen Innovation Matters: Current players not focused on R&D creating opening for companies with a disruptive innovation

Current Standard of Care (DES) Carries Long-Term Risk for Short-Term Benefit

- Mechanical vessel support is only needed for 3-6 months[1]
- DES are a permanent metal implant for life
- DES are associated with long-term risk for adverse events

~2% Increase in Target Lesion Failure Rates Every Year Following Treatment[2]


Percent TLF
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
5.4%
9.0%
12.7%
0
1
2
3
4
5
6
7
8
9
10
YEAR

TLF = cardiac death, target vessel MI, ischemic-driven TLR

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© 2018 REVA Medical.
1) Serruys P, et al. Incidence of restenosis after successful coronary angioplasty: a time-related phenomenon. A quantitative angiographic study in 342 consecutive patients at 1, 2, 2, and 4 months. *Circ* 1988;77:361-71. 2) Gada H, et. Al. 5-year results of a randomized comparison of Xience V everolimus-eluting and Taxus paclitaxel-eluting stents. *J Am Coll Cardiol Intv* 2013;6:1263-6; Data from year 5 to 10 extrapolated from 5-year data.

Next Evolution: Bioresorbable Scaffolds Open Heart Surgery CABG 1960s Bioresorbable Drug-Eluting Scaffolds 2013 and beyond Balloon Angioplasty 1970s Bare Stents 1990s 2002 Drug-Eluting Stents (DES)

What is a Bioresorbable Scaffold? Temporary implantable device restores blood flow to diseased arteries Provides radial support to artery during healing process Elutes drug to limit excess tissue formation Encapsulates within vessel wall Dissolves from the body over time and restores natural vessel motion Restores Blood Flow Supports Vessel Healing Dissolves and Restores Motion

Given the Value of BRS over DES The Choice is Clear Value to Physician and Patient Avoid an unnecessary permanent implant Allows artery to return to its natural state to restore freedom of movement May reduce the rate of future clinical events Preserves maximum flexibility for future treatment options (bypass grafting, MRI, CT) “The ideal of a stent that does its job and disappears is a valuable long-term goal, especially in young patients with long life-expectancy.” EuroPCR 2017 course director Dr. William Wijns 1. Wood, S. New Absorb BVS meta-analysis begs the question: when to stop studying a first-gen device. tctmd.com July 2017.

1st Generation BRS Did Not Meet Expectations

1st Gen BRS (Absorb) European Market Share[1]



6%
5%
4%
3%
2%
1%
0%
2012
2013
2014
2015
2016
2017
2018E

2017
Abbott stops Absorb sales[8]

2011
CE Mark[2]

2012
European commercial launch[3]

2013
Emerging reports of acute scaffold thrombosis in ACS[4]

2014
Higher than expected early/mid-term scaffold thrombosis in GHOST-EU study[5]

2015
ABSORB III 1-year results show trend towards higher scaffold thrombosis compared to DES[6]

2016
ABSORB II 3-year results reveal very late thrombosis events[7]

1) Calculated as Absorb Sales / DES Sales from JP Morgan Equity Research Interventional Cardiology Market Model Feb. 2018. 2) Abbott press release, Jan. 2011. 3) Abbott press release, Sept. 2012. 4) Jaguszewski M, et al. Acute thrombosis of bioabsorbable scaffold in a patient with acute coronary syndrome. *EHJ* 2013 doi:10.1093/eurheartj/eht060. 5) Capodanno D, et al. Percutaneous coronary intervention with everolimus-eluting bioresorbable vascular scaffolds in routine clinical practice: early and midterm outcomes from the European multicenter GHOST-EU registry. *EI* 2015;10:1144-1153. 6) Ellis S, et al. Everolimus-eluting bioresorbable scaffolds for coronary artery disease. *NEJM* 2015;373:1905-15. 7) Serruys P, et al. ABSORB II: Three year clinical outcomes from a prospective, randomized trial of an everolimus-eluting bioresorbable vascular scaffold vs an everolimus-eluting metallic stent in patients with coronary artery disease. Presented TCT 2016. 8) Cox, C. No more Absorb BVS: Abbott puts a stop to sales. *tctmd.com* 2017.

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© 2018 REVA Medical.

History Repeats: Late Stent Thrombosis Nearly Stopped DES

Without Continued Innovation, We Might Not Have 2nd Generation DES

5-Year Event Rates[1,2,3]



30%
25%
20%
15%
10%
5%
0%
TLR
3%
2%
1%
0%
ST
BA
BMS
1st Gen DES
2nd Gen DES
TLR
ST

- DES designed to reduce restenosis (TLR) rates
- But, stent thrombosis emerged as a large concern
- FDA Advisory Panel convened 12/2006 to evaluate DES and stent thrombosis risks
- DES lost nearly 30% market share to BMS as physicians returned to using BMS over these safety concerns[4]
- 2nd generation DES technical advancements resulted in improved outcomes and are now the standard of care

1) BA & BMS TLR: Kiemeneji F, et al. Continued Benefit of Coronary Stenting Versus Balloon Angioplasty: Five-Year Clinical Follow-Up of Benestent-I Trial. JACC 2001;37:1598-603. 2) BMS ST: Ellis S, et al. Long-term safety and efficacy with paclitaxel-eluting stents. JACC 2009;2:1248–59. 3) DES: Jensen LO, et al. Safety and efficacy of everolimus versus sirolimus eluting stents 5 year results from SORT-OUT IV. JACC 2016;67:751-62. 4) Wells Fargo Securities Yearly Drug-Eluting Stent Sales Estimates: 2010A to 2018E, Feb 2018.

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© 2018 REVA Medical.

REVA’s 2nd Generation Fantom BRS Improves Over 1st Generation Our Tyrocore Polymer Makes Fantom the Most Technically Advanced BRS DES Absorb Fantom X-Ray Visibility Thin strut profile for deliverability and vessel healing X-ray visible for treatment accuracy Key ease-of-use features like single-step inflation and higher expansion range Biocompatible for safety Stable for room temperature shipping and storage

Fantom Clinical Performance

Excellent Clinical Performance through 2 Years



2-Year TLF
12%
10%
8%
6%
4%
2%
0%
4.6%
7.7%
11.0%
5.9%
4.3%
7.9%
6.9%
7.3%
FANTOM II
Absorb ABSORB II
Absorb ABSORB III
Magmaris BIOSOLVE II
Xience ABSORB II
Xience ABSORB III
Xience SPIRIT IV
Resolute RESOLUTE US

*FANTOM II primary endpoint was Major Adverse Cardiac Events (MACE) which includes non-target vessel MI. The 24-month MACE rate was 5.0%.

1) FANTOM II: Data on file at REVA Medical. MACE rates presented: Abizaid, A. New 24-month data from the FANTOM II clinical trial. EuroPCR 2018. 2) ABSORB II: Chevalier B, et al. The 2-year Clinical Outcomes of the ABSORB II Trial: First Randomized Comparison between the Absorb Everolimus Eluting Bioresorbable Vascular Scaffold and the XIENCE Everolimus Eluting Stent. TCT 2015. 3) ABSORB III: Ellis S, Kereiakes, D. A bioresorbable everolimus-eluting scaffold versus a metallic everolimus-eluting stent: ABSORB III. Presented ACC 2017. 4) BIOSOLVE II: Haude M, et al. Short and midterm safety, clinical performance and multimodality imaging results of the drug-eluting absorbable metal scaffold: Combined data of the BIOSOLVE-II and BIOSOLVE-III trials. EuroPCR 2017. 5) SPIRIT IV: Stone G, et al. Randomized Comparison of Everolimus- and Paclitaxel-Eluting Stents 2-Year Follow-Up From the SPIRIT IV Trial. JACC 2011;58(1):19-25. 6) RESOLUTE US: Mauri L. 2-year clinical outcomes from the pivotal RESOLUTE US study. Presented ACC 2012.

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© 2018 REVA Medical.

Demonstrated Low Scaffold Thrombosis

Strong Performance through 24 Months

	Fantom (n=240)	Absorb (n=1,322)	Xience DES (n=686)
Study	FANTOM II[1]	ABSORB III	ABSORB III
Scaffold Thrombosis			
Acute (0 to 1 day)	0%	0.15%[2]	0.58%[2]
Subacute (2 to 30 days)	0.4%	0.91%[2]	0.15%[2]
Late/Very Late (>31 days)	0.4%	0.76%[2,3]	0%[2,3]

1) Abizaid, A. New 24-month data from the FANTOM II clinical trial. EuroPCR 2018. 2) Ellis S, et al. Everolimus-eluting bioresorbable scaffolds for coronary artery disease. *NEJM* 2015;373:1905-15. 3) Ellis S, Kereiakes, D. A bioresorbable everolimus-eluting scaffold versus a metallic everolimus-eluting stent: ABSORB III. Presented ACC 2017.

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© 2018 REVA Medical.

Fantom Leading BRS Competition

Product	Novel Material	Thin Struts	X-Ray Visible	Commercial Status
Fantom REVA Medical	✓ Tyrocore	✓ 125 µm	✓ Yes	CE Mark
Magmaris Biotronik	✓ Magnesium	x >150 µm	x No	CE Mark
DESolve Elixir Medical	x PLLA	x >150 µm	x No	CE Mark
Absorb Abbott	x PLLA	x >150 µm	x No	Off market
Aptitude Amaranth	x PLLA	✓ 115 µm	x No	CE Submitted
MeRes100 Meril	x PLLA	✓ 100 µm	x No	Commercial in India

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© 2018 REVA Medical.

Competitor material and strut thickness: Ormiston, J. New BRS Platforms. Presented EBC Rotterdam 2016.; Foin, N. Biomechanical Assessment of Bioresorbable Devices. Presented CRT 2017.

Fantom Launch Underway

Making Commercial Progress Every Quarter

	Q3 2017	Q4 2017	Q1 2018	Q2-Q4 2018
Targeted Launch	**Direct Sales** in Germany, Switzerland, and Austria			**Direct:** Belgium and Netherlands **Distributor**: Europe, Middle East, South America
Customers		125% increase	78% increase	tba
Billings[1]	$105,000	$98,000	$128,000	tba
Revenue[2]	$17,000	$28,000 65% growth	$53,000 89% growth	tba
Milestones	1st commercial shipments	FANTOM II interim 2-year clinical data release	Fantom Encore 2.5 mm CE Mark BTK CE Mark submission	FANTOM II 2-year data release European Post Market Trial Fantom Encore Full Product Line Launch

1) Product billings are invoiced at the time of shipment.
2) Revenue is recognized per our policy outlined in Form 10-Q filed with the US Securities and Exchange Commission (the "SEC") on May 9, 2018.

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© 2018 REVA Medical.

Large Addressable Market in Europe REACHABLE MARKET Stents available: 1.4M Includes countries with favorable distribution and reimbursement TARGET MARKET Stents available: 1.1M Direct: Austria, Belgium, Germany, Netherlands, Switzerland Distributor: Czech Republic, Denmark, Finland, Italy, Norway, Portugal, Spain, Sweden EUROPEAN MARKET Stents available: 2.2M 2.2 MILLION 1.4 MILLION 1.1 Million INITIAL DIRECT TARGET ACCOUNTS Stents available: 180k 150 large hospitals >1,000 procedures annually Prior experience with BRS European stent market data source: DRG MedTech 360 Market Report IC Devices Europe, June 2015; 180 THOUSAND

Attractive Direct Sales Market Opportunity with Geographic Growth Potential1 Revenue Potential European Target Markets Direct Sales in Target Accounts $36 million – 20% share Direct Sales in Target Markets $7 million – each 1% share $140 million – 20% share Distributors: $4 million – each 1% share Middle East and South America Target Markets Distributors: $2.5 million – each 1% share 1) Calculations based on estimated annual procedures and an illustrative ASP of $1,000 direct or $800 distributor SHARE GROWTH DRIVERS Clinical experience New product launch Indication expansion: long lesion, multi-vessel, AMI

Expanding Evidence through the Fantom Global Clinical Program

Enrollment Complete – In Follow Up

FANTOM I	First-in-human safety study (n=7)	Year 4
FANTOM II Cohorts A&B	Multi-center safety and performance study (n=240)	Year 3

Enrolling

FANTOM II Cohort C	Long lesion and multiple vessel study (n=30-50)	enrolling
FANTOM STEMI	Single center pilot study in STEMI (n=10-20)	enrolling
FANTOM Post Market Trial	European post-market trial (n=1,500)	enrolling

Planning

FANTOM III (US pivotal trial)	Multi-center RCT vs. metallic DES (n=1,800-2,200)	planning
FANTOM Asia	Multi-center RCT vs. metallic DES (n=350-400)	planning

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© 2018 REVA Medical.
REVA

Extending Technological Lead Fantom Encore – 3rd Generation Bioresorbable Scaffold No changes to Tyrocore polymer composition or scaffold design Improved polymer processing and manufacturing techniques 1) Includes coating. Ormiston, J. New BRS Platforms. Presented EBC Rotterdam 2016.; Foin, N. Biomechanical Assessment of Bioresorbable Devices. Presented CRT 2017. 2) Bench testing on 3.0 mm scaffolds in water at 37°C. Radial strength measured at 15% compression. Tests performed by and data on file at REVA Medical. Achieving a Thinner Strut Profile without Compromising Strength Widens the Gap between REVA and the Competition Strut Profile Absorb1 Magmaris1 Fantom Fantom Encore 2.5 mm 157 µm n/a 125 µm 95 µm 3.0 mm 157 µm 166 µm 125 µm 105 µm 3.5 mm 157 µm 166 µm 125 µm 115 µm Radial Strength2 N/mm Higher is better

Improving Peripheral Artery Disease Treatment with Bioresorbable Scaffolds

The Challenge

- Underdiagnosed: estimated > 200 million cases worldwide[1]
- Strong mechanical forces in the legs
- High restenosis rates require retreatment

Value of BRS

- Treat the diseased segment and leave nothing behind
- Preserve retreatment options
- Eliminate issues associated with metal fracture
- Proof of concept Abbott's Esprit BRS: 11.8% TLR at 2-years (n=35)[2], compares favorably to
  - DES: 19.5% with paclitaxel-eluting Zilver stent
  - DCB: 30% with paclitaxel-eluting Lutonix DCB

Large Global Market Potential

$1.5B Market Potential	$2.1B Market Potential
Below the Knee	Above the Knee

REVA Peripheral Development Plans

- Secure CE Mark in BTK and run initial post-market study
- Polymer R&D for optimal characteristics of scaffolds for ATK applications
- Development of tailored bioresorbable scaffold products

23
© 2018 REVA Medical.

1) del Conde, I. Prevalence and importance of PAD diagnosis and treatment. ISET 2017. 2) Lammer J, et al. Bioresorbable Everolimus-Eluting Vascular Scaffold for Patients With Peripheral Artery Disease (ESPRIT I) 2-Year Clinical and Imaging Results. *JACC CI* 2016;9(11)1178-87.

REVA

Making the World's First X-ray Visible, Absorbable Embolic Bead

Embolization Overview

- Purpose to occlude blood vessels to restrict the supply of blood to a tumor
- Common Applications
  - Oncology, especially hepatocellular carcinoma
  - Uterine fibroids
  - Benign prostatic hyperplasia

Large Market Opportunity

- **500,000 new cases** of hepatocellular carcinoma are diagnosed every year[1]
- **75% of women** will develop uterine fibroids in their lifetime[2]
- **50% of men** will develop BPH by age 60[3]

Competitive Landscape


X-ray Visible
Not Visible Under X-ray
BTG
Opportunity for REVA
BTG
Boston Scientific
MERIT MEDICAL
varian
SIRTeX
COOK MEDICAL
Medtronic
Permanent
Absorbable

Benefits of Tyrocore Embolization Particles

- ✓ Visible under x-ray
- ✓ Easy to use / injectable
- ✓ Shapeable
- ✓ Controlled compressibility
- ✓ Absorbable to avoid chronic inflammation
- ✓ Loadable for drug delivery
- ✓ Preserves retreatment option

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© 2018 REVA Medical.

1) Pleguezuelo M, et al. TACE versus TAE as therapy for hepatocellular carcinoma. *ERAT* 2008;8(10):1623-41. 2) Stewart EA, et al. Epidemiology of uterine fibroids: a systematic review. *BJOG* 2017;124:1501–12. 3) Lu SH, Chen CS. Natural history and epidemiology of benign prostatic hyperplasia. *FJS* 2014;47:207-10.

REVA

Long Term Growth Strategy WIN IN CORONARY INVEST IN PERIPHERAL AND EMBOLICS Geographic Growth European countries Countries that accept CE Mark New approvals, e.g. Brazil, Japan, US Product Improvements Fantom Encore: next generation with thinner struts New sizes including longer lengths and larger diameters Indication Expansion Long lesions Multi-vessel disease Acute myocardial infarction Clinical Evaluation Pursue below the knee CE Mark with current platform Assess product performance Polymer R&D Invest in development of novel polymers specifically designed for peripheral artery and embolic applications Develop New Products Introduce scaffolds for below and above the knee revascularization Tailor novel embolic products to various applications

Innovating to Build a $1+ Billion Company

Coronary Revenue Potential



$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$140
$220
$292
$520
$590
$850
Cumulative revenue potential with new market entry:
Europe Direct
Europe Distributor
ME & SA Distributor
All CE Mark
Japan
US
Target Markets

Revenue calculation assumes 20% market share and $1,000 ASP

Peripheral and Embolics Market Opportunities

BELOW AND ABOVE THE KNEE



Japan: 17%
U.S.: 46%
Europe: 37%
$3.6+
BILLION

EMBOLIC PARTICLES



ROW: 39%
U.S.: 33%
Europe: 28%
$1.3+
BILLION

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© 2018 REVA Medical.

Sources: Coronary estimate: DRG MedTech 360 Market Report IC Devices Europe, June 2015; Peripheral estimate: BTK: Nehler M, et al. Epidemiology of peripheral arterial disease and critical limb ischemia…JVS 2014.; ATK: Murabito J, et al. Temporal trends in the incidence of intermittent claudication from 1950-99. AJE 2005.; Population data from United Nations database. Embolics estimate: 2016 Market Research Engine Embolics Report.

Experienced Management Team Reggie Groves Chief Executive Officer Brandi Roberts Chief Financial Officer Jeffrey Anderson SVP, Clinical and Regulatory Affairs Richard Kimes SVP, Operations Carmelo Mastrandrea VP, Europe Joann Yao Sr. Dir., Global Marketing

Board of Directors Ray Larkin, Chairman (2017– ) Eunoe Inc, Bentley Labs, Nellcor Puritan Bennett Reggie Groves, CEO (2017– ) Medtronic, McKinsey Bob Stockman, Co-Founder (1999– ) Ioptex, “A” Company, Critikon Brian Dovey (2001– ) Domain Associates, Rorer Group Robert Thomas (2010– ) Citigroup Australia, multiple boards Ross Breckenridge, MA FRCP PhD (2015– ) Silver Creek Pharmaceuticals, University College London Hospital Steve Oesterle (2018– ) Medtronic, NEA, Temasek, Harvard & Stanford

Corporate Priorities & Milestones CORPORATE PRIORITIES Ensuring Fantom’s commercial success Expanding our business Managing our cash position UPCOMING MILESTONES Launch of Fantom Encore full matrix, 2018 Geographic expansion to additional countries in Europe, Middle East, and South America, 2018 CE Mark for Fantom in below-the-knee application, 2018 US conditional IDE study protocol approval, anticipated 2018

REVA Investment Highlights

DISRUPTIVE TECHNOLOGY	• Proprietary bioresorbable polymer technologies for vascular applications • Strong IP patent protection extending 2029-2034
LARGE, PROFITABLE MARKET	• FIRST & ONLY proprietary polymer for coronary bioresorbable scaffolds: Fantom® and Fantom Encore made with Tyrocore™ • ~$4 billion coronary stent market ripe for innovation
COMMERCIALIZING FANTOM®	• Commercial: Germany, Switzerland, Austria, Turkey • In progress: Countries in Europe, Middle East, and South America
INNOVATIVE PIPELINE	Multiple opportunities for growth: • Geographic growth and expanded clinical evidence for coronary scaffolds • New products for below and above the knee peripheral artery disease and embolics
CORPORATE FACTS	• Listed on Australian securities exchange in 2010 (ASX: RVA.AX) • Cash: $14.9 million[1] • Mkt Cap: $70 million[2] • Potential US stock market listing 2018; SEC registered

1. Includes cash, cash equivalents, and investment securities as of March 31, 2018.
2. US dollars as of close June 19, 2018.

30
© 2018 REVA Medical.
REVA

o Fantom has CE Mark only. Fantom is available in select countries in Europe and the Middle East. Fantom is not available in the U.S. or other countries that do not accept CE Mark.